As filed with the Securities and Exchange Commission on July 22, 1999

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-A

             For Registration of Certain Classes of Securities
                 Pursuant to Section 12(b) or 12(g) of the
                      Securities Exchange Act of 1934

                       Tanning Technology Corporation
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           (Exact name of registrant as specified in its charter)

               Delaware                               84-1381662
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

     4600 South Ulster Street, Suite 380
              Denver, Colorado                                   80237
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   (Address of principal executive offices)                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered
         -------------------                ------------------------------

                 None                                   None
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If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-78657
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Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, $0.01 par value per share
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                              (Title of class)

Item 1.   Description of the Registrant's Securities to be Registered.
          -----------------------------------------------------------

          The description of the Common Stock, $0.01 par value per share, of Tanning Technology Corporation (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 (No. 333-78657) filed by the Registrant with the Securities and Exchange Commission on May 17, 1999, as amended, which is incorporated herein by reference as Exhibit 1.

Item 2.   Exhibits.
          --------

          The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement on Form S-1 (No. 333-78657) and are hereby incorporated herein by reference:

1. Registration Statement on Form S-1 (No. 333-78657) filed on May 17, 1999, as amended.

2. Form of Certificate of Incorporation of the Registrant, as amended and restated (Exhibit 3.1 to the Registration Statement on Form S-1 (No. 333-78657)).

3. Form of Bylaws of the Registrant, as amended and restated (Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-78657)).

4. Form of certificate of common stock of the Registrant, $0.01 par value per share (Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-78657)).

                                 SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 22, 1999


                                       TANNING TECHNOLOGY CORPORATION


                                       By: /s/ Henry F. Skelsey
                                          ----------------------------------
                                           Name:  Henry F. Skelsey
                                           Title: Chief Financial Officer